INTERCOMPANY CREDIT AGREEMENT

         This agreement is entered into as of this 1st day of February, 2000, by and among ReliaStar Life Insurance Company of New York ("RLNY"), a New York
domiciled  life  insurance  company  and  each  of  the  undersigned  affiliated companies of RLNY (RLNY and such affiliated companies are hereinafter collectively called the "Companies" or individually the "Company").

RECITALS

         WHEREAS, one or more of the Companies may, from time to time, have funds available for short-term investment purposes or have a short-term need for general working capital; and

         WHEREAS, the Companies desire to enter into a written agreement, in accordance with its terms and subject to conditions hereinafter set forth, by which advances may be made to one another and by which the Companies may borrow from one another; and

         WHEREAS, the Companies are authorized to make advances to one another, to borrow from one another, and to enter into this Agreement.

         NOW THEREFORE, in consideration of the mutual promises hereinafter contained, the Companies agree as follows:

                                    ARTICLE I
AMOUNT AND TERMS OF ADVANCES AND BORROWINGS

         1.01. PRIOR AGREEMENT. This Agreement replaces and supersedes all other Intercompany Credit Agreements ("Prior Agreements"), and is effective as of the above date, subject to required regulatory notifications and approvals.

         1.02. REVOLVING CREDIT LINE. The Companies agree on the terms and conditions hereinafter set forth to make advances to one another and to borrow from one another from time to time from the date hereof until this Agreement is terminated; provided, however, that Northern Life Insurance Company ("Northern") shall not advance any funds to ReliaStar Financial Corp. ("RFC") hereunder until the expiration of the Credit Agreement between Northern and RFC dated January 17, 1989. Subject to the preceding, the Companies may advance, borrow and repay pursuant to the terms of this Agreement.

         1.03. LIMITATION ON ADVANCES AND BORROWINGS. No advances or borrowings may exceed, in the aggregate (which includes both principal and accrued interest), for any one company, more than 5% of the lending party or borrowing party's admitted assets as of December 31 of the preceding year.




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         1.04.  INTEREST ON ADVANCES.  The rate of interest on all advances will be a variable rate of interest that will reset daily, based upon the immediately preceding 30-day Fed Composite A1/P1 commercial paper rate as quoted in the Wall Street Journal, plus 25 Basis Points (calculated on the basis of actual days elapsed and on the basis of a 360-day year).

         1.05. CONDITIONS TO ADVANCES. Notwithstanding anything to the contrary herein, no party to this Agreement is obligated to make an advance to another party unless, in the sole discretion of the lending party, it has sufficient funds for short-term investment purposes and such advance will be an appropriate investment under state regulations or corporate investment limitations for the lending party. Any request for an advance shall be in accordance with any statutory requirements and investment policy provisions applicable to the borrowing and lending parties.

         1.06. CONDITIONS OF BORROWING. The maximum term of a borrowing shall be 89 days. Interest accruing on all outstanding advances shall be due and payable on demand by the lending parties but, until demand is made, in arrears, on the last business day of each month until the unpaid principal and interest have been paid in full. The outstanding principal balance of any advance shall be due and payable upon demand by the lending party. Each borrowing party may, from time to time, prepay all - or any part of any outstanding unpaid principal without penalty or premium. All payments shall be applied to accrued and outstanding interest with the balance, if any, applied to principal.

         1.07. REQUESTING ADVANCES. Each request for an advance must be made by an officer of the borrowing party and approved by an officer of the lending party in the form of the document attached hereto as Exhibit A.

         1.08. DOCUMENTATION. The obligations of any Company to repay all Advances made to it pursuant to this Agreement, together with interest, are set forth in this Agreement and shall be fully binding and enforceable without the execution of any promissory note or other evidence of indebtedness. Nevertheless, if any lending party so requests, a borrowing party hereto agrees to duly execute and deliver to the Treasury of the lending company a negotiable promissory note evidencing the advances available or outstanding hereunder, in form and substance substantially similar to the Note attached hereto as Exhibit B and satisfactory to the lending party. Expenses incurred and payment received shall be allocated to each applicable company in conformity with customary insurance accounting practices consistently applied and the books, accounts and records of each applicable party shall be so maintained as to clearly and accurately  disclose  the  precise  nature  and  details  of  the  transactions, including such accounting information as is necessary to support the reasonableness of the charges or fees to the respective parties.

RECORDS OF ALL LOANS THAT ARE MADE UNDER THIS AGREEMENT AND ALL MONIES PAID BACK SHALL BE KEPT BY THE AFFILIATED COMPANY, RELIASTAR INVESTMENT RESEARCH, INC. ("RIRI") ON BEHALF OF THE PARTIES. RIRI SHALL ALSO BE INVOLVED IN COORDINATING THE LOANS AND PAY-BACKS ON BEHALF OF THE PARTIES.


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                                   ARTICLE II
                                  MISCELLANEOUS

         2.02. TERMINATION/WITHDRAWAL. This agreement will expire one year from its date unless sooner extended by written agreement of both parties. Any such extension must have the prior review and approval of the New York Insurance Department, pursuant to New York Insurance Law Section 1505(d). However, any party may elect to withdraw from this arrangement by sending written notice of such withdrawal to the Chief Financial Officer of each of the other parties to this Agreement. Notwithstanding any such withdrawal, all parties shall remain obligated on their outstanding advances and interest accruing thereon until the entire outstanding principal balances thereof with accrued interest are paid in full.

         2.02. REQUIRED FILINGS. In the event that the execution of this Agreement or any specific loan transaction requires that disclosure be made to any state or federal regulatory agency or department, or that documents be filed with the state or federal regulatory agency or department, or that documents on file with any state or federal regulatory agency be amended, then each party shall on its own initiative, or at the request of the other, so disclose, prepare and file such documents or amend such previously submitted documents as necessary.

         2.03. APPROVAL OF BOARD OF DIRECTORS OF RLNY. This Agreement requires the approval of the Board of Directors of RLNY.

         2.04. APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the substantive laws of the State of New York.

         2.05. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed .to be an original, but all which together shall constitute the same instrument.

         2.06. SUCCESSORS AND ASSIGNS. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. However, no party shall assign its rights and obligations under this Agreement without the prior written consent of the other parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first written above.

                            ReliaStar Financial Corp.


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY

                                ReliaStar Life Insurance Company of New York


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                Northern Life Insurance Company


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


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL


                                PrimeVest Financial Services, Inc.


                                /s/ Randall Ciccati
                                RANDALL CICCATI
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                ReliaStar Investment Research, Inc.


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL


                                ReliaStar Life Insurance Company


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL


                                Successful Money Management Seminars, Inc.


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL

                                Washington Square Securities, Inc.


                                /s/ Jeff A. Montgomery
                                ------------------------------------------------
                                JEFF A. MONTGOMERY
                                PRESIDENT AND CHIEF EXECUTIVE OFFICER



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



                                Security-Connecticut Life Insurance Company


                                /s/ Richard R. Crowl
                                ------------------------------------------------
                                RICHARD R. CROWL
                                SENIOR VICE PRESIDENT AND GENERAL COUNSEL









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                                    EXHIBIT A

                          FORM OF REQUEST FOR ADVANCES


         Pursuant to the terms of the Intercompany Credit Agreement dated
                  , 1999,                                the duly elected
------------------        ------------------------------
                    of                           ("Borrower") hereby requests an
-------------------    -------------------------
advance in the amount of $           to be advanced as of
                          ----------
                           , 1999.
---------------------------
Date:
      ---------------------------              ---------------------------------
                                               (Borrower)

                                               ---------------------------------
                                               Officer


APPROVAL


I,                     , the duly elected                                     of
   --------------------                   -----------------------------------
                                    ("Lender") hereby approve the above advance.
-----------------------------------


Date:
      ---------------------------              ---------------------------------
                                               (Lender)

                                               ---------------------------------
                                               Officer






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                                    EXHIBIT B
                               VARIABLE RATE NOTE


This Variable Rate Note is effective the        day of               , 1999 by
                                         ------        --------------
and between                      ("Lender") and              ("Borrower").
            ---------------------               ------------

The Borrower promises to pay to the order of the Lender, in lawful money of the United States of America, the principal sum as shown on the attached "Form of
Request for Advances", together with interest, on or before                    .
                                                            -------------------

The advances shall bear a rate of interest equal to the immediately preceding 30-day Fed Composite A-1/P-1 commercial paper rate as published in the Wall Street Journal, plus 25 Basis Points reset daily (calculated on the basis of actual days elapsed and on the basis of a 360-day year). Interest shall accrue on all outstanding advances on the last business day of the month or on any payment date until the unpaid principal and interest have been paid in full to the Lender. Interest accruing on all outstanding advances shall be due and payable on demand by the Lender but, until demand is made, in arrears, on the last business day of each month until the unpaid principal and interest have been paid in full.

The outstanding principal balance of any advance shall be due and payable upon demand of the Lender, but until demand is made, the Borrower may prepay all or any part of the unpaid principal amount of any advance and interest.

This Variable Rate Note shall be construed and enforced in accordance with the substantive laws of the State of New York.


--------------------------------------       -----------------------------------
(BORROWER)                                   (LENDER)


By:
     ---------------------------------       -----------------------------------
Its:
     ---------------------------------       -----------------------------------
     (TITLE)                                 (TITLE)






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